StoneX Expands Commodities Trading Business with Acquisition of Cotton Distributors Inc.

Adds physical cotton trading capabilities to StoneX and the opportunity to offer combined products to CDI’s global customer base

Increases StoneX’s trading footprint in Brazil and physical footprint in Continental Europe with new presence in Switzerland

LAUSANNE / SAO PAULO, NOV. 1, 2022 – StoneX Group Inc. (“StoneX” or “the Company”) announced today that it has expanded its cotton trading and hedging capabilities through the acquisition of CDI-Societe Cotonniere De Distribution S.A (“Cotton Distributors Inc.” or “CDI”).

Founded in 1957, CDI operates a global cotton merchant business with a strong network of producers in Brazil and West Africa, and buyers in the APAC region. CDI is headquartered in Lausanne, Switzerland with an office in Brazil. CDI has a successful track record of opening new outlets for cotton and has been trading in cotton from these geographies for over 20 years.

Fabio Solferini, CEO of StoneX Brazil commented: “CDI’s strong history and market presence make them a great fit for StoneX, especially in Brazil which is on-track to become the top producing market of cotton. This transaction brings further value to StoneX’s commodities trading business through greater access to established and emerging markets, enhanced trading and hedging capabilities, and an experienced team of industry professionals.”

Laurent Peyre, CEO of CDI commented: “Joining StoneX will provide CDI’s customers with access to an expanded global network of trading and hedging services, backed by a well-established brand. CDI is proud to be joining the StoneX Group. We are excited for this new era for our company, and for our customers who will continue to receive the same level of quality service.” Mr. Peyre will remain with StoneX.

Sean O’Connor, CEO of StoneX commented: “StoneX is committed to identifying strategic opportunities and investments that deliver growth for our business, and value to our customers and investors. We are pleased to welcome CDI and its employees to StoneX Group and look forward to the contributions they will make towards these commitments.”

StoneX offers a comprehensive portfolio of products and services to service the commodity risk needs of corporations, commercial hedgers and cooperatives globally. The primary function of StoneX’s cotton specialists is assisting customers with price exposure in the world of physical trading. StoneX’s Integrated Risk Management Program (IRMP) allows the Company to become more closely involved with customers and their needs. Through the use of exchange-traded futures and options, as well as Over-the-Counter products, StoneX can customize risk management plans for its customers. Through its Market Intelligence platform, StoneX provides comprehensive data and commentaries covering commodities segments both globally and regionally.

The acquisition closed on October 31. Financial terms of the transaction were not disclosed.

About StoneX Group Inc.

StoneX Group Inc., through its subsidiaries, connects clients with the global markets across a broad array of asset classes – providing execution, post-trade settlement, clearing and custody services through one trusted partner. Clients use its global financial services network to pursue trading opportunities, make investments, manage market risk, and improve performance. A publicly traded company (NASDAQ:SNEX) headquartered in New York City, StoneX Group Inc., and its 3,300 employees, serve more than 52,000 commercial, institutional, and global payments clients, and 370,000 active retail accounts, from more than 40 offices spread across five continents.

For further information about StoneX, please visit: https://www.stonex.com/
MEDIA CONTACT
Brian Bertsch
Director of Communications, StoneX Group Inc.
+1 201-679-5883
brian.bertsch@stonex.com

INVESTOR RELATIONS

Kevin Murphy
Corporate Treasurer
Kevin.murphy@stonex.com

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the acquisitions or other transactions undertaken by the Company and the Company’s financial condition, results of operations, business strategy and financial needs. These statements may include references to the potential benefits of such acquisitions or other transactions, plans relating to expansion of products or services or development of new geographic markets, or other similar statements. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to StoneX Group Inc., are intended to identify forward-looking statements.

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